MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK 10036

917-777-4337

November 18, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:

Greenwich Capital Acceptance, Inc.
FNBA Mortgage Loan Trust 2004-AR1,
Mortgage Pass-Through Certificates, Series 2004-AR1
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Greenwich Capital Acceptance, Inc. and FNBA Mortgage Loan Trust 2004-AR1 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated, including the exhibits thereto.

If you have any questions concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4337.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Priti Dave

Priti Dave

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 18, 2004

Greenwich Capital Acceptance, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-111379-01 (Commission File Number)	06-1199884 (IRS Employer ID Number)

600 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(203) 625-2700

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of September 1, 2004, among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller and Deutsche Bank National Trust Company, as trustee (the “Pooling and Servicing Agreement”), in connection with the issuance by FNBA Mortgage Loan Trust 2004-AR1 of Mortgage Pass-Through Certificates, Series 2004-AR1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:

/s/ Shakti Radhakishun

Name:

Shakti Radhakishun

Title:

Vice President

Dated:  November 18, 2004

EXHIBIT 4.1